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                                                                    Exhibit 10.3
                                 TECHLABS, INC.

                            1999 STOCK INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

         The Plan was adopted by the Board effective October, 25, 1999. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

         The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida.

ARTICLE 2. ADMINISTRATION.

         2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Outside Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

                  (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                  (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) review management's recommendation as to the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.



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         2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act or covered employees under Section 162(m)(3) of the Code, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

         3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed (a) 1,500,000 plus (b) the additional Common Shares described in Sections 3.2 and
3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 9.

         3.2 ANNUAL INCREASE IN SHARES. As of the first day of each calendar year, commencing with January 1, 2000, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 1.5% of the total number of Common Shares then outstanding (assuming for this purpose the conversion to common stock of any outstanding convertible securities) or (b) 300,000.

         3.3 ADDITIONAL SHARES. If Options are forfeited or terminated for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for the grant of NSOs and Restricted Shares under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

ARTICLE 4. ELIGIBILITY.

         4.1 NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs and Restricted Shares.

         4.2 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.


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ARTICLE 5. OPTIONS.

         5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

         5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 1,000,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 500,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 9.

         5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 VESTING, EXERCISABILITY AND TERM. Options granted hereunder shall vest as determined by the Committee. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

         5.5 EFFECT OF CHANGE IN CONTROL. Notwithstanding Section 5.4 above, each Option shall automatically fully vest (e.g., become exercisable) as to all or part of the Common Shares subject to such Option in the event that a Change in Control (as defined in Section 15.4 below) occurs with respect to the Company, subject to the following limitations:

                           (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.



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                           (b)      If the Company and the other party to the
                                    transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out the vested portion of an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

         6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

                           (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this
                                    Article 6.

                           (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

         6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.



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         6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         6.6 OTHER FORMS OF PAYMENT. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

         7.1 INITIAL GRANTS. Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of a NSO covering 20,000 Common Shares (subject to adjustment under Article 9). Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in 36 equal installments at monthly intervals over the 36-month period commencing on the date of grant.

         7.2 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year following the Company's initial public offering or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive a NSO covering 5,000 Common Shares (subject to adjustment under Article 9), except that such NSO shall not be granted in the fiscal year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant.


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         7.3 ACCELERATED EXERCISABILITY. All NSOs granted to an Outside Director under this Article 7 shall become exercisable in full in the event of:

                           (a) The termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 70; or

                           (b)      a Change in Control (as defined in Section
                                    15.4 below) with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         7.4 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

         7.5 TERM. All NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

         7.6 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

ARTICLE 8. RESTRICTED SHARES.

         8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.






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         8.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted
Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

         8.3 VESTING CONDITIONS. Unless otherwise provided in the Restricted Stock Agreement, the Restricted Shares shall vest over a period of four (4) years with 25% of the Restricted Shares vesting on the first anniversary of the date of Award and the remaining 75% of the Restricted Shares vesting as to one-thirtysixth (1/36th) each month thereafter over the next three (3) years. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. All Restricted Shares shall become vested in the event that a Change in Control (as defined in Section 15.4) occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9. PROTECTION AGAINST DILUTION.

         9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the limitations set forth in Section 5.2, the number of NSOs to be granted to Outside Directors under Article 7; (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option. Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.



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         9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised,
Options shall terminate immediately prior to the dissolution or liquidation of the Company.

         9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 10. DEFERRAL OF DELIVERY OF SHARES

         The Committee (in its sole discretion) may permit or require an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.

ARTICLE 11. AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under
Article 3.

ARTICLE 12. LIMITATION ON RIGHTS.

         12.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).



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         12.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         12.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 13. WITHHOLDING TAXES.

         13.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         13.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 14. FUTURE OF THE PLAN.

         14.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on October 25, 1999. The Plan shall remain in effect until it is terminated under Section 14.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

         14.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.



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ARTICLE 15. DEFINITIONS.

         15.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

         15.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

         15.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

         15.4 "CHANGE IN CONTROL" shall mean:

                           (a)      The consummation of a merger or
                                    consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                           (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                           (c) At such time as the Company's Board of Directors becomes fully constituted (e.g., the number of directors reaches five (5)), a cumulative change in the identity of a majority of the members of the Company's first fully constituted Board of Directors (provided, however, that the appointment of a new director upon the death or resignation of a director by the remaining directors then in office shall not constitute a change in identity with respect to such departed director); or

                           (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection
                                    (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude
                                    (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and
                                    (ii) a corporation owned directly or
                                    indirectly by the stockholders of the
                                    Company in substantially the same
                                    proportions as their ownership of the common stock of the Company.



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         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         15.5 "CODE" means the Internal Revenue Code of 1986, as amended.

         15.6 "COMMITTEE" means a committee of the Board, as described in
Article 2.

         15.7 "COMMON SHARE" means one share of the common stock of the Company.

         15.8 "COMPANY" means TECHLABS, INC., a Florida corporation.

         15.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

         15.10 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         15.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         15.12 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

         15.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         15.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

         15.15 "NSO" means a stock option not described in sections 422 of the Code.

         15.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

         15.17 "OPTIONEE" means an individual or estate who holds an Option.

         15.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the



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Plan, except as provided in Section 4.2.

         15.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         15.20 "PARTICIPANT" means an individual or estate who holds an Award.

         15.21 "PLAN" means this TECHLABS, INC. 1999 Stock Incentive Plan, as amended from time to time.

         15.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

         15.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

         15.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         15.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

ARTICLE 16. EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                      TECHLABS, INC.

                                      By: /s/ Thomas J. Taule
                                          -------------------------------
                                      Title: Chairman of the Board
                                             ----------------------------


Date approved by Board of Directors:
                                     -------------------------------
Date Approved by Shareholders:
                                     -------------------------------




                  [SIGNATURE PAGE TO 1999 STOCK INCENTIVE PLAN]

                                     FORM OF
                                 TECHLABS, INC.
                             STOCK OPTION AGREEMENT
                            (INCENTIVE STOCK OPTION)


         This Stock Option Agreement (the "Agreement") is made and entered into effective as of the date set forth on the Signature Page attached hereto by and between TECHLABS, INC., a Florida corporation (the "Corporation"), and that person identified on the Signature Page attached hereto (the "Optionee"). This option is intended to qualify as an "incentive stock option" with the meaning of
Section 422 of the Internal Revenue Code, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants. Defined terms not explicitly defined in this agreement but defined in TECHLABS, INC. 1999 Stock Incentive Plan (the "Plan) shall have the same definitions as in the Plan.

         1. GRANT OF OPTION. Subject to the vesting provisions of Section 3 and 4, the Corporation hereby grants to Optionee, as of the date hereof the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of shares of Common Stock set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 18 below. The Plan provides for the issuance of Incentive Stock Options ("ISO"). Subject to Section 25, it is understood and acknowledged that (a) if the Optionee complies with the terms of this Agreement, (b) the Option was designated as an ISO at the time of grant and
(c) the Optionee is an employee of the Corporation at all times from the date of this Agreement through the date which is three months prior to the exercise of the Option, the Option is intended to be an Incentive Stock Option which will qualify under Section 422(b) of the Code.

         2. OPTION PRICE. The Option Price is 100% of the fair market value of the Common Stock at the time that the Option is granted (110% of such fair market value if the Option is granted to a Ten Percent Shareholder).

         3. RIGHT TO EXERCISE. The right to exercise the Option shall vest over a three (3) year period as set in Section 5.4 of the Plan.

         4. SECURITIES LAW REQUIREMENTS. No part of the Option shall be exercised if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

         5. TERM OF OPTION. The Option shall terminate in any event on the earliest of (a) the date set forth on the Signature Page, (b) the expiration of the period described in Section 6 below, (c) the expiration of the period described in Section 7 below, (d) the expiration of the period described in
Section 8 below; (e) the expiration of the period described in Section 9 below; or (f) the expiration of ten (10) years (five (5) years in the case of an Option granted to a Ten Percent Shareholder) from the date the Option was granted.

         6. EXERCISE FOLLOWING TERMINATION OF EMPLOYMENT, EXCEPT BY DEATH, DISABILITY OR RETIREMENT. If the Optionee's service with the Corporation terminates for any reason other than death, disability or retirement, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within the period of three (3) consecutive months commencing immediately following the date of such termination (but not later than the termination date set forth in Section 5(a) above). The foregoing notwithstanding, the Option shall cease to be exercisable on the date of such termination if the termination is for cause. For this purpose, "cause" shall mean conviction of a felony, misappropriation of assets of the Corporation or any subsidiary, continued or repeated insobriety, continued or repeated absence from service during the usual working hours of the Optionee's position for reason other than disability or sickness, or refusal to carry out the reasonable directions of the Corporation's Board of Directors or senior executive officers.

         7. EXERCISE FOLLOWING DEATH. If the Optionee's service with the Corporation terminates by reason of the Optionee's death, or if the Optionee dies after termination of service but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within twelve (12) months after the date of Optionee's death (but not later than the termination date set forth in Section 5(a) above). The exercise may be made by Optionee's representative or by the person entitled thereto under Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of this Agreement and such writing is delivered to the President of the Corporation.

         8. EXERCISE FOLLOWING DISABILITY. If the Optionee's service with the Corporation terminates by reason of the Optionee's disability, the Option (to the extent not previously exercised and is then exercisable) may be exercised for a period of twelve (12) months after the date of termination for reason of disability (but not later than the termination date set forth in Section 5(a) above).

         9. EXERCISE FOLLOWING RETIREMENT. If the Optionee's service with the Corporation terminates by reason of retirement, pursuant to the Corporation's formal retirement policy, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within three (3) consecutive months after the date of the Optionee's retirement (but not later than the termination date set forth in Section 5(a) above).

         10. TIME OF TERMINATION OF SERVICE. For the purposes of this Agreement, Optionee's service shall be deemed to have terminated on the earlier of (a) the date when Optionee's service in fact terminated or (b) the date when the Optionee gave or received written notice that his or her service is to terminate.

         11. NONTRANSFERABILITY. Unless the Corporation otherwise consents in writing, the option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law, except by will or by operation of the laws of descent and distribution, shall not be pledged or hypothecated in any way, and shall be exercisable during lifetime only by the Optionee. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of Optionee's rights under this Agreement to terminate.

         12. EFFECT OF EXERCISE. Upon exercise of all or any part of the Option, the number of shares of Common Stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

         13. PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 5; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

         14. METHOD OF EXERCISE. Each exercise of the Option shall be by means of a written notice of exercise in substantially the form of attached Exhibit A delivered to the Secretary of the Corporation at its principal office and accompanied by payment in full of the option price for each share of Common Stock purchased under the Option. Such notice shall specify the number of shares of Common Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Corporation, of such person's right to exercise the Option.

         The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash, in United States dollars; by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price; (ii) by cancellation of indebtedness owed by the Corporation to the Optionee; or (iii) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; PROVIDED, HOWEVER, no stock certificate representing the shares be released until the note shall have been paid in full.

         15. WITHHOLDING TAXES. If the Optionee is an employee or former employee of the Corporation when all or part of the option is exercised, unless the Option qualifies as an ISO under Section 422 of the Code, the Corporation may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the Fair Market Value of the Common Stock acquired upon exercise. Alternatively, the Corporation may accept shares having a Fair Market Value equal to the amount of the withholding taxes.

         16. ISSUANCE OF SHARES. Subject to the foregoing conditions, the Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the shares of Common Stock with respect to which the option has been exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

         17. LIMITATION OF OPTIONEE'S RIGHTS. Neither Optionee nor any person entitled to exercise the Option shall be or have any of the rights of a shareholder of the Corporation in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of Common Stock shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on the Optionee's part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers or employees to continue any relationship which the Optionee might have as a Director or Consultant for the Company or Affiliate of the Company.

         18. CONSENT REQUIRED TO TRANSFER. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock purchased under the Option without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters.

         19. RECAPITALIZATIONS. Subject to the provision of the Stock Option Plan, if the outstanding shares of the class then subject to this option are adjusted for any increase of decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of

Common Stock or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregated exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. Subject to the provisions of the Stock Option Plan, if the Corporation is the surviving corporation in any merger or consolidation, this Option shall pertain and apply to the securities to which a holder of the number of Common Stock subject to the Option would have been entitled. In the event of a merger or consolidation in which the Corporation is not the surviving corporation, the date of exercisability of this Option shall be accelerated to a date prior to such merger or consolidation, unless, in order to qualify for "pooling-of-interest treatment, the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Corporation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Board, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 19, the Optionee shall have no rights by reason of subdivision or consolidation of shares of Common Stock of any class, the payment of any Common Stock dividend or any other increase or decrease in the number of shares of Common Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or Common Stock of another corporation, and any issue by the Corporation of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of Common Stock subject to an Option.

         20. RESTRICTED STOCK PROVISIONS. In addition to certain federal and state securities laws restrictions, until such time as the Corporation shall have consummated an initial public offering of its common stock, the Shares of Common Stock issued on exercise of this Option shall upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of this Option which are still subject to the restrictions imposed under this Section that have not yet expired or terminated):

                  (a) Such shares of restricted stock may not be sold or otherwise transferred or hypothecated;

                  (b) If the employment of the Optionee with the Company or a subsidiary of the Company is terminated for any reason, including death, disability or retirement, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor upon exercise of this Option, or (ii) the Fair Market Value of the restricted stock on the date of such termination of employment (for which purpose Fair Market Value shall have the same meaning as set forth in the
Plan);

                  (c) The restrictions imposed under this section 20 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off merger, consolidation or reorganization, but such restrictions imposed under this section 20 shall expire or terminate with respect to the Shares on the earliest to occur of the following:

                           (i) The ninetieth (90th) day after the date on which
shares of the same class of Common Stock as such restricted stock first become registered pursuant tot he Exchange Act (which term for this purpose has the same meaning as set forth in the Plan);

                           (ii) The fifth (5th) anniversary of the date of grant
hereof;

                           (iii) As to any shares for which the Company's (or a
subsidiary's) sixty (60) day option to purchase upon termination of employment shall have become exercisable but shall expire without having been exercised, on the first business day following the expiration of such sixty (60) day option period; or

                           (iv) The occurrence of any event or transaction upon
which this Option terminates by reason of the provisions of Section 5 hereof.

                  (d) All certificates representing shares of Common Stock purchased upon the exercise of the Option shall bear the following legend:

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         21. STOCK INCENTIVE PLAN. This Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's 1999 Stock Incentive Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any of his rights hereunder. Pursuant to said Plan, the Board of Directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or other persons entitled to exercise this Option at the Company's principal office.

         22. NOTICES. Any notice to the Corporation contemplated by this Agreement shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to him or her at the address on file with the Corporation on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Corporation as provided herein.

         23. INTERPRETATION. The interpretation, construction, performance and enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

         24. GOVERNING LAW. This Agreement has been made, executed and delivered in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of Florida.

         25. EFFECT OF EARLY DISPOSITION. If the Optionee exercises an Option granted as an ISO within two years of the date on which the Option was granted, or disposes of the stock obtained by the exercise of the Option within one year from the date of such exercise, whichever is later, the Option will be a Nonqualified Stock Option, and the gain, if any, on exercise will be treated as compensation rather than as capital gain. The Optionee agrees to notify the Corporation of such early exercise of the option or disposition of the stock acquired within thirty (30) days thereof. Optionee shall not be required to hold the Common Stock for any period of time following exercise, unless legal counsel to the Corporation shall reasonably determine that such a sale would violate federal or state securities laws.




                              ********************

                                     FORM OF
                                 TECHLABS, INC.
                             STOCK OPTION AGREEMENT
                          (NON-STATUTORY STOCK OPTION)



         This Stock Option Agreement (the "Agreement") is made and entered into effective as of the date set forth on the Signature Page attached hereto by and between TECHLABS, INC., a Florida corporation (the "Corporation"), and that person identified on the Signature Page above and attached hereto (the "Optionee"). This option is not intended to qualify and will not be treated as an "incentive stock option" with the meaning of Section 422 of the Internal Revenue Code (the "Code")

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants. Defined terms not explicitly defined in this agreement but defined in TECHLABS, INC. 1999 Stock Incentive Plan (the "Plan) shall have the same definitions as in the Plan.

         1. GRANT OF OPTION. Subject to the vesting provisions of Section 3 and/or as set forth on the Signature Page attached hereto, the Corporation hereby grants to Optionee, as of the date hereof the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of shares of Common Stock set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 18 below. It is understood and acknowledged that the Option is designated as a Nonstatutory Stock Option which will not qualify as an Incentive Stock Option under Section 422 of the Code.

         2. OPTION PRICE. The price to be paid for the shares of Common Stock to be issued upon exercise of the Option or any part thereof shall be as set forth on the Signature Page (the "Purchase Price").

         3. RIGHT TO EXERCISE. The right to exercise the Option shall vest over a three (3) year period as set in Section 5.4 of the Plan.

         4. SECURITIES LAW REQUIREMENTS. No part of the Option shall be exercised if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

         5. TERM OF OPTION. The Option shall terminate in any event on the earliest of (a) the date set forth on the Signature Page, (b) the expiration of the period described in Section 6 below, (c) the expiration of the period described in Section 7 below, (d) the expiration of the period described in
Section 8 below, or (e) the expiration of the period described in Section 9 below.

         6. EXERCISE FOLLOWING TERMINATION OF EMPLOYMENT, EXCEPT BY DEATH, DISABILITY OR RETIREMENT. If the Optionee's service with the Corporation terminates for any reason other than death, disability or retirement, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within the period of three (3) consecutive months commencing immediately following the date of such termination (but not later than the termination date set forth in Section 5(a) above). The foregoing notwithstanding, the Option shall cease to be exercisable on the date of such termination if the termination is for cause. For this purpose, "cause" shall mean conviction of a felony, misappropriation of assets of the Corporation or any subsidiary, continued or repeated insobriety, continued or repeated absence from service during the usual working hours of the Optionee's position for reason other than disability or sickness, or refusal to carry out the reasonable directions of the Corporation's Board of Directors.

         7. EXERCISE FOLLOWING DEATH. If the Optionee's service with the Corporation terminates by reason of the Optionee's death, or if the Optionee dies after termination of service but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within twelve (12) months after the date of Optionee's death (but not later than the termination date set forth in Section 5(a) above). The exercise may be made by Optionee's representative or by the person entitled thereto under Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of this Agreement and such writing is delivered to the President of the Corporation.

         8. EXERCISE FOLLOWING DISABILITY. If the Optionee's service with the Corporation terminates by reason of the Optionee's disability, the Option (to the extent not previously exercised and is then exercisable) may be exercised for a period of twelve (12) months after the date of termination for reason of disability (but not later than the termination date set forth in Section 5(a) above).

         9. EXERCISE FOLLOWING RETIREMENT. If the Optionee's service with the Corporation terminates by reason of retirement, (the voluntary retirement of employment upon attainment of 65 years of age and completion of 20 years of service), the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within three (3) consecutive months after the date of the Optionee's retirement (but not later than the termination date set forth in Section 5(a) above).

         10. TIME OF TERMINATION OF SERVICE. For the purposes of this Agreement, Optionee's service shall be deemed to have terminated on the earlier of (a) the date when Optionee's service in fact terminated or (b) the date when the Optionee gave or received written notice that his or her service is to terminate.

         11. NONTRANSFERABILITY. Unless the Corporation otherwise consents in writing, the option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law, except by will or by operation of the laws of descent and distribution, shall not be pledged or hypothecated in any way, and shall be exercisable during lifetime only by the Optionee. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of Optionee's rights under this Agreement to terminate.

         12. EFFECT OF EXERCISE. Upon exercise of all or any part of the Option, the number of shares of Common Stock subject to option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

         13. PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 5; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

         14. METHOD OF EXERCISE. Each exercise of the Option shall be by means of a written notice of exercise in substantially the form the attached Exhibit A delivered to the Secretary of the Corporation at its principal office and accompanied by payment in full of the option price for each share of Common Stock purchased under the Option. Such notice shall specify the number of shares of Common Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Corporation, of such person's right to exercise the Option.

         The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash, in United States dollars; by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price; (ii) by cancellation of indebtedness owed by the Corporation to the Optionee; or (iii) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; PROVIDED, HOWEVER, no stock certificate representing the shares be released until the note shall have been paid in full.

         15. WITHHOLDING TAXES. If the Optionee is an employee or former employee of the Corporation when all or part of the option is exercised, the Corporation may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the fair market value of the Common Stock acquired upon exercise. Alternatively, the Corporation may accept shares having a fair market value equal to the amount of the withholding taxes.

         16. ISSUANCE OF SHARES. Subject to the foregoing conditions, the Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the shares of Common Stock with respect to which the option has been exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

         17. LIMITATION OF OPTIONEE'S RIGHTS. Neither Optionee nor any person entitled to exercise the Option shall be or have any of the rights of a shareholder of the Corporation in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of Common Stock shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or their respective shareholders, Board of Directors, officers or employees to continue any relationship which you might have as a Director or Consultant for the Company or Affiliate of the Company.

         18. CONSENT REQUIRED TO TRANSFER. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock purchased under the Option without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters.

         19. RECAPITALIZATIONS. Subject to the provision of the Stock Option Plan, if the outstanding shares of the class then subject to this option are adjusted for any increase of decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of Common Stock or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregated exercise price applicable to the unexercised


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



portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. Subject to the provisions of the Stock Option Plan, if the Corporation is the surviving corporation in any merger or consolidation, this Option shall pertain and apply to the securities to which a holder of the number of Common Stock subject to the Option would have been entitled. In the event of a merger or consolidation in which the Corporation is not the surviving corporation, the date of exercisability of this Option shall be accelerated to a date prior to such merger or consolidation, unless, in order to quaify for "pooling-of-interest treatment, the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Corporation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Board, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 19, the Optionee shall have no rights by reason of subdivision or consolidation of shares of Common Stock of any class, the payment of any Common Stock dividend or any other increase or decrease in the number of shares of Common Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or Common Stock of another corporation, and any issue by the Corporation of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of Common Stock subject to an Option.

         20. RESTRICTED STOCK PROVISIONS. In addition to certain federal and state securities laws restrictions, until such time as the Corporation shall have consummated an initial public offering of its common stock, the Shares of Common Stock issued on exercise of this Option shall upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of this Option which are still subject to the restrictions imposed under this Section that have not yet expired or terminated):

                  (a) Such shares of restricted stock may not be sold or otherwise transferred or hypothecated;

                  (b) If the employment of the Optionee with the Company or a subsidiary of the Company is terminated for any reason, other than his death, normal or early retirement in accordance with his employer's established retirement policies and practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor upon exercise of this Option, or (ii) the Fair Market Value of the restricted stock on the date of such termination of employment (for which purpose Fair Market Value shall have the same meaning as set forth in the Plan);

                  (c) The restrictions imposed under section 20 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off merger,



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



consolidation or reorganization, but such restrictions imposed under section 20 shall expire or terminate on the earliest to occur of the following:

                           (i) The ninetieth (90th) day after the date on which
shares of the same class of Common Stock as such restricted stock first become Publicly Traded (which term for this purpose has the same meaning as set forth in the Plan);

                           (ii) The fifth (5th) anniversary of the date of grant
hereof;

                           (iii) As to any shares for which the Company's (or a
subsidiary's) sixty (60) day option to purchase upon termination of employment shall have become exercisable but shall expire without having been exercised, on the first business day of the calendar month next following the expiration of such sixty (60) day option period; or

                           (iv) the occurrence of any event or transaction upon
which this Option terminated by reason of the provisions of Section 19 hereof.

                  (d) All certificates representing shares of Common Stock purchased upon the exercise of the Option shall bear the following legends:

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         21. STOCK INCENTIVE PLAN. This Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's 1999 Stock Incentive Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any of his rights hereunder. Pursuant to said Plan, the Board of Directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or other persons entitled to exercise this Option at the Company's principal office.

         22. NOTICES. Any notice to the Corporation contemplated by this Agreement shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to him or her at the address on file with the Corporation on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Corporation as provided herein.



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



         23. INTERPRETATION. The interpretation, construction, performance and enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

         24. GOVERNING LAW. This Agreement has been made, executed and delivered in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of Florida.




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